UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2022

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive
Suite 1000
Chicago
Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
(312)	696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 9, 2022, Century Aluminum Vlissingen B.V. (“Vlissingen”), a wholly owned subsidiary of Century Aluminum Company (“Century”) entered into a Facility Agreement dated as of December 9, 2022 (the “Facility Agreement”) with Glencore International AG (“Glencore”) pursuant to which Vlissingen may from time to time borrow up to an aggregate of US$90,000,000 in one or more loans at a fixed interest rate equal to 8.75% per annum and payable on December 2, 2024. Vlissingen’s obligations under the Facility Agreement are secured by liens on the ground lease on which Vlissingen’s facilities are located, Vlissingen’s moveable assets, financial assets, receivables and other assets, and Vlissingen’s shares. The Facility Agreement contains customary covenants, including with respect to mergers, guarantees and preservation and dispositions of assets. The availability period for borrowings under the Facility Agreement ends December 2, 2024. Amounts drawn, if any, under the Facility Agreement are expected to be used for general corporate and working capital purposes of Century and its subsidiaries.

As of September 30, 2022, the parent of Glencore, Glencore plc, and its affiliates beneficially owned 42.9% of Century’s outstanding common stock. From time to time Century and Glencore plc and its affiliates enter into various transactions for the purchase and sale of primary aluminum, purchase and sale of alumina, and certain forward financial contracts, as described in Century’s annual and quarterly reports filed with the Securities and Exchange Commission.

The description of the Facility Agreement set forth above is necessarily limited and is qualified in its entirety by reference to the full terms and conditions of the Facility Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
10.1	Facility Agreement, dated as of December 9, 2022, between Century Aluminum Vlissingen B.V., as Borrower, and Glencore International AG, as Lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	December 12, 2022	By:	/s/ John DeZee
			Name:	John DeZee
			Title:	Executive Vice President, General Counsel and Secretary